                                                                   Exhibit 10.28


                 WAIVER AGREEMENT AND FIRST AMENDMENT TO SENIOR
                      SUBORDINATED NOTE PURCHASE AGREEMENT
                      ------------------------------------

         THIS WAIVER AGREEMENT AND FIRST AMENDMENT TO SENIOR SUBORDINATED NOTE PURCHASE AGREEMENT (this "WAIVER AND AMENDMENT") is entered into as of March 21, 2001 by and between THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., a Delaware corporation (the "COMPANY"), with its principal place of business at 1114 First Avenue, New York, New York 10021, each of the Subsidiaries of the Company listed on the signature pages hereto (the "SUBSIDIARY GUARANTORS"), and MAGNETITE ASSET INVESTORS L.L.C., a Delaware limited liability company (the "PURCHASER"), with its principal place of business at 345 Park Avenue, 29th Floor, New York, New York 10154.

                                   WITNESSETH:
                                   ----------

         WHEREAS, the Company and the Purchaser are parties to that certain Senior Subordinated Note Purchase Agreement dated as of June 29, 1999 (the "NOTE AGREEMENT"); and

         WHEREAS, the Company has requested that the Purchaser (a) waive the Company's failure to comply with certain provisions of the Note Agreement and
(b) agree to certain amendments to the Note Agreement; and

         WHEREAS, the Purchaser is willing to do so as set forth in this Waiver and Amendment; and

         WHEREAS, the Company wishes to amend the interest provisions of the original Note (the "ORIGINAL NOTE") issued on June 29, 1999, to provide for progressive increases in the interest rate applicable to such note and to provide that amounts due as a result of the additional marginal interest rate be added to the principal amount of the note; and

         WHEREAS, the Company wishes to issue a new note to the Purchaser which incorporates such revised interest provisions; and

         WHEREAS, the Company's Subsidiaries that are Guarantors under the Subsidiary Guaranty wish to ratify the extension of the Subsidiary Guaranty to the New Note (as defined below);

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

         1. DEFINITIONS. Capitalized terms used but not defined herein shall have the meaning given to them in the Note Agreement.

         2. WAIVER. The Purchaser hereby waives the failure of the Company to comply with certain provisions of the Note Agreement, as follows:

                  (a) The Purchaser waives the failure of the Company in 1999 and 2000 to comply with the requirement found in Section 6.3(b) of the Note Agreement that the Company deliver a certificate as described therein.

                  (b) The Purchaser waives the failure of the Company to comply with the requirement found in Section 7.1(b) of the Note Agreement that the Company and its Subsidiaries have a Consolidated EBITDA of not less than $2,338,000 for the first fiscal quarter of 2000, of not less than $2,000,000 for the second fiscal quarter of 2000, and of not less than $850,000 for the third fiscal quarter of 2000.

                  (c) The Purchaser waives the failure of the Company to comply with the requirement found in Section 7.1(c) of the Note Agreement that the Company and its Subsidiaries on a consolidated basis maintain a Consolidated Leverage Ratio, calculated on a rolling four-quarter basis, of not more than
3.50 to 1.0 in the third fiscal quarter of 2000.

      3. AMENDMENT. The Purchaser and the Company agree that the Note Agreement is hereby modified as follows:

                  (a) The definition of "CONSOLIDATED EBITDA" in Section 1.1 is modified as follows: (i) by deleting the "," at the end of the first clause (b) thereof, and inserting in its place "other than Capitalized Interest," and (ii) by inserting after the words "the ordinary course of business" in the 15th line of such definition (and within the parenthetical that contains those words), the words "and specifically excluding the one-time charges of $504,000 taken by the Company in the fourth fiscal quarter of 1999 relating to the withdrawn IPO of the Company, and specifically excluding the EBITDA of the Washington, D.C. Maloney & Porcelli location, but only for any fiscal months in which it has been closed and offered for sublease, sale or other disposal".

                  (b) The definition of "CONSOLIDATED FIXED CHARGES" in Section
1.1 is modified by inserting in clause (B) thereof, after the words "amortization of Indebtedness" the following: "(excluding, however, payments on "Loan B" of the Senior Secured Revolving Credit Facility with Fleet Bank, N.A., as amended on February 29, 2000, to the extent such loan is used to fund the Company's working capital needs, and in a principal amount not to exceed $1,000,000 at any time)".

                  (c) The definition of "CONSOLIDATED INTEREST EXPENSE" in
Section 1.1 is modified by deleting the "." at the end thereof, and inserting in its place "and any Capitalized Interest."

                  (d) The definition of "CONSOLIDATED LEASE EXPENSE" in Section
1.1 is modified in the third line thereof by inserting the words "but excluding deferred rent" after the term "GAAP".

                  (e) The definition of "PERMITTED INDEBTEDNESS" in Section 1.1 is modified by deleting clause (F) thereof in its entirety and inserting in its place the following: "(F) all Obligations under the Senior Loan not to exceed at any time $14,000,000 in aggregate principal amount outstanding; and".

                  (f) Section 1.1 is amended by inserting the following new definitions in the appropriate alphabetical order:

                  "CAPITALIZED INTEREST" shall have the meaning provided in the New Notes.

                  "NEW NOTES" shall mean notes issued in the form of Exhibit A to the Waiver Agreement and First Amendment to Senior Subordinated Note Purchase Agreement, dated as of March 16, 2001.

                  "POST-OFFERING PREMIUM" shall have the meaning provided in
Section 2.3(b)(ii).

                  "POST-OFFERING PREMIUM ISSUANCE" shall have the meaning provided in Section 2.3(b)(ii).

                  (g) Section 2.1, AUTHORIZATION OF NOTES, is modified by inserting the words "including, without limitation, New Notes" immediately prior to the parenthetical "(the "NOTES")."

                  (h) Section 2.3, PREPAYMENT OF NOTES, is modified by deleting subsection (a) in its entirety and inserting the following in its place:

                           "(a) VOLUNTARY PAYMENT. (i) The Company may, at its
                  option, upon notice as provided below, prepay the Notes, in whole or in part, at any time and from time to time, at the principal amount so prepaid, PROVIDED, HOWEVER, that no such prepayment may be made after a Qualified Offering, except as provided in Subsection 2.3(b)(ii) below;

                           (ii) All prepayments shall be accompanied by payment
                  of accrued interest on the amount being prepaid through the date of prepayment and any other amounts then due to the Noteholders. Partial prepayments shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof.

                  In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment."

                  (i) Section 2.3, Prepayment of Notes, is further modified by
(i) inserting "(i)" immediately prior to the words "Upon the consummation" in Subsection 2.3(b) and (ii) inserting the following at the end of Subsection 2.3(b):

                                    "(ii) The Company shall prepay the Notes, in
                  whole (but not in part) with the Net Proceeds of Capital Stock of a

                  Qualified Offering at the principal amount so prepaid, plus a premium (a percentage of such principal amount) of 3%, (the "Post-Offering Premium"), PROVIDED, HOWEVER, that no prepayment may be made unless the Senior Loan existing on the date hereof shall have been satisfied on or prior to the date of such prepayment. The Company may, at its option, elect to pay the Post-Offering Premium either (x) in cash or (y) through the issuance (a "Post-Offering Premium Issuance") of a number of shares of the Company's Common Stock equal to (A) the amount of the Post-Offering Premium divided by (B) the offering price per share of the Common Stock offered at the preceding Qualified Offering, rounded to the nearest whole number."

                  (j)      Section 7.1, COVENANTS, is modified as follows:

                           (i) In Section 7.1(a), CONSOLIDATED FIXED CHARGE
COVERAGE RATIO, the last four words ("1.30 to 1.0 thereafter.") are deleted, and the following is inserted in their place:

                           "1.30 to 1.0              for the third fiscal quarter of 2000
                           1.15 to 1.0               for the fourth fiscal quarter of 2000
                           1.10 to 1.0               for the first fiscal quarter of 2001
                           1.15 to 1.0               for the second fiscal quarter of 2001
                           1.20 to 1.0               for the third fiscal quarter of 2001
                           1.25 to 1.0               for each fiscal quarter thereafter."

                           (ii) Section 7.1(b), CONSOLIDATED EBITDA, is
modified by deleting the subsection in its entirety, and inserting the following in its place:

                           "(b) The Consolidated EBITDA of the Company and its
                  Subsidiaries, measured on a rolling four quarter basis, shall be not less than $4,900,000 for the fourth fiscal quarter of 2000; $5,200,000 for the first fiscal quarter of 2001; and $5,900,000 for the second fiscal quarter of 2001, and $6,200,000 for each fiscal quarter thereafter."

                           (iii)    In Section 7.1(c), CONSOLIDATED LEVERAGE
RATIO, the last 19 words ("4.50 to 1.0 through March 30, 2000; 4.00 to 1.0 through June 30, 2000 and 3.50 to 1.0 thereafter.") are deleted, and the following is inserted in their place:

                           "4.75 to 1.0              for the fourth fiscal quarter of 2000
                           4.75 to 1.0               for the first fiscal quarter of 2001
                           4.0 to 1.0                for the second fiscal quarter of 2001
                           3.75 to 1.0               for the third fiscal quarter of 2001 and each fiscal quarter thereafter."

      4. ISSUANCE OF NEW NOTE. On the date hereof, the Company shall duly issue a new note to the Purchaser in substantially the form of EXHIBIT A hereto (the "New Note") in an aggregate principal amount of $10,000,000.00 and, in exchange for such note, the Purchaser shall return the Original Note to the Company for cancellation.

      5. TRANSFER RESTRICTIONS. Neither the Warrants nor any shares of Common Stock issued or issuable in connection therewith or in connection with the Warrant Agreement, this Waiver and Amendment or the Notes, shall be subject to contractual transfer restrictions or lock-up provisions of any kind and the Company and the Subsidiary Guarantors shall use their best efforts to amend or modify any contracts or agreements to remove any such restrictions, provided, however, that in the case of an initial public offering of the Company's equity securities under the Securities Act of 1933, as amended, which is consummated prior to December 1, 2001, the Purchaser would agree to enter into such lock-up agreement as is executed by the directors, executive officers and other significant shareholders of the Company; PROVIDED, HOWEVER, that such agreement shall not provide for any transfer restriction that extends more than 180 days following the effective date of such offering and, PROVIDED FURTHER, that in the event lock up terms to which a director, executive officer or shareholder of the Company is subject, including any amendment, modification, waiver or supplement thereto, are more favorable than those terms contained in the lock up agreement to which the Purchaser is a party, the terms of the lock up agreement to which the Purchaser is a party shall be revised such that such terms shall be no less favorable to those available to such other Person.

      6. REPRESENTATIONS AND WARRANTIES. In order to induce the Purchaser to enter into this Waiver and Amendment and to accept the New Note, the Company hereby represents and warrants to the Purchaser that the representations and warranties made by the Company in Section 3 of the Note Purchase Agreement are true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Waiver and Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

      7. NO OTHER WAIVERS OR MODIFICATIONS; ENTIRE AGREEMENT. Except as specifically set forth in this Waiver and Amendment, the Note Agreement continues in full force and effect. All references in the Note Agreement to the "Agreement" shall be deemed to refer to the Note Agreement as modified pursuant to the terms hereof. This Waiver and Amendment contains the entire agreement between the parties relating to the subject matter hereof.

      8. EFFECT. In the event of any inconsistency or conflict between the terms and provisions of the Note Agreement and the terms and provisions of this Waiver and Amendment, the terms and provisions of this Waiver and Amendment shall control and be binding, it being the intention of the Company and the Purchaser that the terms and provisions contained or referred to in the Note Agreement shall hereby be and be deemed to be amended and modified to the extent, but only to the extent, necessary to give effect to the terms and provisions of this Waiver and Amendment. On and after the date hereof, each reference in the Note Purchase Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Note Agreement, and each reference in the Notes or the Subsidiaries Guaranty to the "Note Purchase Agreement," "thereunder," "thereof" or works of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement as amended hereby. On and after the date hereof, each reference in the Note Purchase Agreement or the Subsidiaries Guaranty to "the Notes," "thereunder," "thereof" or words of like import referring to the Notes, shall mean and be a reference to New Notes in the form of EXHIBIT A hereto. Each of the Company's Subsidiaries acknowledges and agrees that any and all of its obligations with respect to "Notes" under the Subsidiary Guaranty shall apply equally to New Notes.

      9. EXECUTION IN COUNTERPARTS. This Waiver and Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same instrument. This Waiver and Amendment may be executed by the delivery of facsimile signatures, which shall be deemed original signatures in all respects.

      10. GOVERNING LAW. This Waiver and Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

      11. HEADINGS. Section headings in this Waiver and Amendment are included herein for convenience of reference only and shall not constitute a part of this Waiver and Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed as of the day and year first above written.

                                  THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.


                                  By: /s/ Alan M. Mandel
                                      ------------------------------
                                      Name:   Alan M. Mandel
                                      Title:  CHIEF FINANCIAL OFFICER

                                  MAGNETITE ASSET INVESTORS L.L.C.

                                  By:  BLACKROCK FINANCIAL
                                  MANAGEMENT, INC.
                                    As Managing Member


                                  By: /s/ Dennis M. Schaney
                                      ------------------------------
                                      Name:   Dennis M. Schaney
                                      Title:  MANAGING DIRECTOR

                                     THE MANHATTAN OCEAN CLUB ASSOCIATES, L.L.C.


                                  By: /s/ Alan M. Mandel
                                      ------------------------------
                                      Name:   Alan M. Mandel
                                      Title:  CHIEF FINANCIAL OFFICER

                                    LA CITE ASSOCIATES, L.L.C.


                                    By: /s/ Alan M. Mandel
                                        ------------------------------
                                        Name:   Alan M. Mandel
                                        Title:  CHIEF FINANCIAL OFFICER

                                    ATLANTIC & PACIFIC GRILL ASSOCIATES, L.L.C.


                                    By: /s/ Alan M. Mandel
                                        ------------------------------
                                        Name:   Alan M. Mandel
                                        Title:  CHIEF FINANCIAL OFFICER

                                    MRS. PARK SUB, L.L.C.


                                    By: /s/ Alan M. Mandel
                                        ------------------------------
                                        Name:   Alan M. Mandel
                                        Title:  CHIEF FINANCIAL OFFICER

                                    NEW YORK RGI SUB, L.L.C.


                                    By: /s/ Alan M. Mandel
                                        ------------------------------
                                        Name:   Alan M. Mandel
                                        Title:  CHIEF FINANCIAL OFFICER

                                    RESTAURANT GROUP MANAGEMENT HOLDINGS, INC.


                                    By: /s/ Alan M. Mandel
                                        ------------------------------
                                        Name:   Alan M. Mandel
                                        Title:  CHIEF FINANCIAL OFFICER

                                    RESTAURANT GROUP MANAGEMENT SERVICE, L.L.C.


                                    By: /s/ Alan M. Mandel
                                        ------------------------------
                                        Name:   Alan M. Mandel
                                        Title:  CHIEF FINANCIAL OFFICER

                                        S&W CHICAGO, L.L.C.


                                        By: /s/ Alan M. Mandel
                                            ------------------------------
                                            Name:   Alan M. Mandel
                                            Title:  CHIEF FINANCIAL OFFICER

                                        S&W OF MIAMI, L.L.C.


                                        By: /s/ Alan M. Mandel
                                            ------------------------------
                                            Name:   Alan M. Mandel
                                            Title:  CHIEF FINANCIAL OFFICER

                                        S&W OF LAS VEGAS, L.L.C.


                                        By: /s/ Alan M. Mandel
                                            ------------------------------
                                            Name:   Alan M. Mandel
                                            Title:  CHIEF FINANCIAL OFFICER

                                        S&W D.C., L.L.C.


                                        By: /s/ Alan M. Mandel
                                            ------------------------------
                                            Name:   Alan M. Mandel
                                            Title:  CHIEF FINANCIAL OFFICER

                                        MOC D.C., L.L.C.


                                        By: /s/ Alan M. Mandel
                                            ------------------------------
                                            Name:   Alan M. Mandel
                                            Title:  CHIEF FINANCIAL OFFICER

                                        S&W NEW ORLEANS, L.L.C.


                                        By: /s/ Alan M. Mandel
                                            ------------------------------
                                            Name:   Alan M. Mandel
                                            Title:  CHIEF FINANCIAL OFFICER

                                            MOC OF MIAMI, L.L.C.


                                            By: /s/ Alan M. Mandel
                                                ------------------------------
                                                Name:   Alan M. Mandel
                                                Title:  CHIEF FINANCIAL OFFICER

                                                                    EXHIBIT A

                       THE NEW YORK RESTAURANT GROUP INC.

         12 1/2% Senior Subordinated Note due June 29, 2006 (the "NOTE")



No. 2                                                         New York, N.Y.
Principal Amount                                              [_______________]
$10,000,000
(Subject to increase as set forth below)


     THE NEW YORK RESTAURANT GROUP INC., a Delaware corporation (the "COMPANY"), for value received, hereby promises to pay to Magnetite Asset Investors L.L.C., a Delaware limited company ("MAGNETITE"), or registered assigns the Principal Amount set forth above (as the same may be increased by the addition thereto of any Capitalized Interest (as defined below)) on June 29, 2006; and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Amount hereof (as the same may be increased by the addition thereto of any Capitalized Interest (as defined below)) from the date of this Note, semiannually on January 1, 2000, until the Principal Amount hereof shall become due and payable (whether on maturity or at a date fixed for prepayment or by declaration or otherwise) at a rate per annum (the "INTEREST RATE") equal to 12 1/2%, PROVIDED, HOWEVER, that (i) if a Qualified Offering (as defined in the Note Purchase Agreement) has not been completed prior to July 1, 2001, the Interest Rate shall increase to a rate per annum equal to 13 1/2%, of which 12 1/2% shall be currently payable and 1% shall be added to the principal Amount of the Note as of the respective Interest Payment Date, (ii) if a Qualified Offering has not been completed prior to January 1m 2002, the Interest Rate shall increase to a rate per annum equal to 14%, of which 12 1/2% shall be currently payable and 1 1/2% shall be added to the Principal Amount of the Note as of the respective Interest Payment Date, (iii) if a Qualified Offering has not been completed prior to July 1, 2002, the Interest Rate shall increase to a rate per annum equal to 14 1/2%, of which 12 1/2% shall be currently payable and 2% shall be added to the Principal Amount of the Note as of the respective Interest Payment Date and (iv) if a Qualified Offering has not been completed prior to January 1, 2003, the Interest Rate shall increase to a rate per annum equal to 15%, of which 12 1/2% shall be currently payable and 2 1/2 % shall be added to the Principal Amount of the Note as of the respective Interest Payment Date (in each such case, the portion of the Interest Rate which is added to the Principal Amount of the Note shall be the "CAPITALIZED INTEREST"); and to pay any interest on any overdue principal (including any overdue prepayment of principal) and premium, if any, and (to the extent permitted by applicable law) on any overdue payment of interest, at the rate of 2% per annum until paid, payable semiannually as aforesaid or, at the option of the holder hereof, on demand.

     Payments of principal, premium (other than a Post-Offering Premium Issuance (as defined in the Note Purchase Agreement)), if any, and interest (other than Capitalized

Interest, if any) on this Note shall be made in such coin or currency of the United States of America as at the tine of payment is legal tender for the payment of public and private debts by check mailed and addressed to the holder hereof at the address shown in the register maintained by the Company for such purpose, or, at the option of the holder hereof, in such manner and at such other place in the United States of America as the holder hereof shall have designated to the Company in writing. The holder of this Note shall endorse on the grid attached hereto, as principal owing hereunder, an amount equal to any Capitalized Interest payable hereunder; PROVIDED that the failure by the holder of this Note to make any such endorsement shall not affect the obligations of the Company hereunder.

     This Note is one of the Company's 12 1/2% Senior Subordinated Notes due June 29, 2006 (the "NOTE"), originally issued in the aggregate principal amount of ten million Dollars ($10,000,000.00) pursuant to the Company's Senior Subordinated Note Purchase Agreement with Magnetite, dated June 29, 1999 and amended as of February [ ], 2001, as from time to time amended (the "NOTE PURCHASE AGREEMENT"). The holder of this Note is entitled to the benefits of such Note Purchase Agreement and may enforce the agreements of the Company contained therein and exercise the remedies provided thereby or otherwise available in respect thereof. As provided in such Note Purchase Agreement, this
Note is subject to payment, in whole or in part, in certain cases without premium and in other cases with a premium as specified in said Note Purchase Agreement. The Company agrees to make required payments on account of the Notes in accordance with the provisions of such Note Purchase Agreement.

     This Note is expressly subordinated in right of payment, to the extent and in the manner provided in Article 10 of the Note Purchase Agreement, to the prior payment in full of all Senior Indebtedness (as defined therein).

     This Note is a registered Note and is transferable only upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or his attorney duly authorized in writing.

     THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OLD"). THE COMPANY WILL MAKE AVAILABLE TO EACH HOLDER, UPON REASONABLE REQUEST THEREOF DIRECTED TO THE COMPANY'S CHIEF FINANCIAL OFFICER, MARK LEVINE, AT (212) 838-2061, RELEVANT OLD CALCULATIONS WITH RESPECT TO THIS NOTE.

     In case an Even of Default (as defined in the Note Purchase Agreement) shall occur and be continuing, the unpaid balance of the principal of this Note may be declared due and payable in the manner and with the effect provided in such Note Purchase Agreement, subject to the subordination provisions referenced above.

     This Note is made and delivered in New York, New York, and shall be governed by and construed in accordance with the laws of the State of New York.

                                        THE SMITH & WOLLENSKY
                                           RESTAURANT GROUP INC.


                                        By:  /s/ Alan M. Mandel
                                             ------------------------
                                             Name:  Alan M. Mandel
                                             Title: Chief Financial Officer

                                                      3/21/01


(CORPORATE SEAL)